UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2025

ALT5 SIGMA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-19621	41-1454591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Spring Road, Suite 102 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 997-5968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	ALTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 16, 2025, at 1:00 P.M. Eastern Time, ALT5 Sigma Corporation (the “Company”) reconvened its Special Meeting of Stockholders (the “Special Meeting”) exclusively online via live webcast. The Special Meeting was previously convened and adjourned on October 10, 2025. As of August 12, 2025, the record date for the Special Meeting, there were 109,620,596 outstandings shares of the Company’s common stock and 883,667 outstanding shares of voting preferred stock. At the reconvened Special Meeting, stockholders voted on Proposal 3, to approve an amendment of the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock, from 200,000,000 shares to 2,000,000,000, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Special Meeting, filed with the U.S. Securities and Exchange Commission on September 26, 2025. The results of Proposal 3, which take into account both the shares of common stock and shares of voting preferred stock, are as follows:

(a) Proposal 3 - Approval of an amendment of the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock, from 200,000,000 shares to 2,000,000,000.

The votes with respect to the approval of an amendment of the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock, from 200,000,000 to 2,000,000,000, were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,829,178	13,099,874	4,646	—

Based on the results set forth above, the stockholders approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the total number of authorized shares of common stock, from 200,000,000 shares to 2,000,000,000 (the “Amendment”). The Company plans to file the Amendment with the Secretary of State of Nevada.

No other matters were voted on at the reconvened Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALT5 SIGMA CORPORATION

Date: October 16, 2025	By:	/s/ Jonathan Hugh
Jonathan Hugh
Chief Financial Officer